Exhibit 10.1.8

Dated 22 May 2007

DELPHAX TECHNOLOGIES LIMITED

and

AFRISO EUROGAUGE LIMITED

and

AFRISO-WERK GEORGE FRITZ GmbH& CO. KG

UNDERLEASE OF UNIT 4

SATELLITE BUSINESS VILLAGE, FLEMING WAY

CRAWLEY, WEST SUSSEX

asb law

Innovis House

108 High Street

Crawley, West Sussex RH10 1AS

Tel: 01293 861233

Fax: 01293 603670

Ref: SG3/504649/1

THIS LEASE is dated the 22nd day of May, 2007

HM Land Registry

Title number(s): WSX129053

Administrative area: West Sussex: Crawley

PRESCRIBED CLAUSES

LR1. Date of lease

2007

LRS. Title numbers(s)

LR2.1 Landlord’s title number(s)

WSX105647

LRS.2 Other title numbers

WSX129053

LR3. Parties to this Lease

Landlord

Delphax Technologies Limited

100 New Bridge Street, London EC4V 6JA

1673252

Tenant

Afriso Euroguage Limited

Imberhorne Lane, East Grinstead, West Sussex RH19 1RF

738226

Other parties

Afriso-Wesrk Georg Fritz GmbH & Co. KG

Lindenstrasse 20, 74363 Güglingen, Germany

HRS 77-Bra

Guarantor

LR4. Property

In the case of a conflict between this clause and the remainder of this Lease then, for the purposes of registration, this clause shall prevail

See the definition of “Property” in clause 1.1 of this Lease

LR5. Prescribed statements etc

None

LR6. Term for which the Property is leased

The term as specified in this Lease at clause 1.1 in the definition of “Contractual Term”

LR7. Premium

None

LR8. Prohibitions or restrictions on disposing of this Lease

This Lease contains a provision that prohibits or restricts dispositions

LR9. Right of acquisition etc

LR9.1 Tenant’s contractual rights to renew this Lease, to acquire the reversion or another lease of the Property, or to acquire an interest in other land

None

LR9.2 Tenant’s covenant to (or offer to) surrender this Lease

None

LR9.3 Landlord’s contractual rights to acquire this Lease

None

LR10. Restrictive covenants given in this Lease by the Landlord in respect of land other than the Property

None

LR11. Easements

LR11.1 Easements granted by this Lease for the benefit of the Property

The easements included in clause 1.1 of this Lease in the definition of Incorporated Terms and specified in clause 2 and the Second Schedule of the Superior Lease

LR11.2 Easements granted or reserved by this Lease over the Property for the benefit of other property

The easements included in clause 1.1 of this Lease in the definition of Incorporated Terms and specified in clause 2 and Part I of the Third Schedule of the Superior Lease

LR12. Estate rentcharge burdening the Property

None

LR13. Application for standard form of restriction

The Parties to this Lease apply to enter the following standard form of restriction against the title of the Property.

LR14. Declaration of trust where there is more than one person comprising the Tenant

N/a

B E T W E E N

(1)	DELPHAX TECHNOLOGIES LIMITED incorporated and registered in England and Wales with company number 1673252 whose registered office is at 100 New Bridge Street, London EC4V 6JA (the Landlord).

(2)	AFRISO EUROGAUGE LIMITED incorporated and registered in England and Wales with company number 738226 whose registered office is at Imberhorne Lane, East Grinstead, West Sussex RH19 1RF (the Tenant).

(3)	AFRISO-WERK GEORG FRITZ GmbH & Co. KG a company registered at the District Court, Heilbronn, Germany with registration number HRA 77-A-Bra whose registered office is at Lindenstrasse 20, 74363 Güglingen, Germany (the Guarantor)

RECITALS

The Landlord is entitled to possession of the Property under the terms of a Superior

Lease (a copy of which has been given to the Tenant)

The Landlord has agreed to grant an underlease of the Property to the Tenant on the terms set out in this Lease

IT IS AGREED THAT

1	INTERPRETATION

1.1	The definitions and rules of interpretation set out in this clause apply to this Lease

“Additional Sums”	any sums equivalent to monies payable by the Landlord under the Superior Lease, whether or not reserved as rent, but excluding the Superior Rent, Service Charge and Insurance Rent

“Annual Rent”	a rent of an amount equivalent to the Superior Rent

“Contractual Term”	a term of years beginning on, and including the date of this Lease and ending on, and including 25 September 2012

“Incorporated Terms”	all of the terms, requirements, and covenants and conditions contained in the Superior Lease

(a)	including:

(i)	the definitions and rules of interpretation in the Superior Lease;

(ii)	the obligations to be observed by the Landlord (as tenant under the Superior Lease) except those specifically excluded in part (b) below;

(iii)	the agreements and declarations contained in the Superior Lease;

(iv)	the rights granted and reserved by the Superior Lease (including the right of re-entry);

(v)	the third party rights, restrictions and covenants affecting the Property;

(vi)	the provisions for rent review contained in clauses 2 and the Fourth Schedule of the Superior Lease; and

(vii)	the provisions for forfeiture contained in Clause 5 of the Superior Lease

(b)	but excluding:

(i)	the term granted by the Superior Lease;

(ii)	the obligations on the Landlord (as tenant under the Superior Lease) to pay to the Superior Landlord the Superior Rent, Insurance Rent and Service Charge reserved by the Superior Lease;

(iii)	the Superior Landlord’s covenants; and

(iv)	any other terms of the Superior Lease which are specifically excluded by the terms of this Lease or substituted by the terms of this Lease.

“Insurance Rent”	an amount equivalent to the sums payable by the Landlord under clause 2 of the Superior Lease

“Insured Risks”	the risks insured against by the Superior Landlord under clause 1(b)(v) of the Superior Lease

“Permitted Use”	the use of the Property permitted by the Superior Lease

“Plan”	the plan attached to the Superior Lease

“Property”	known as Unit 4, Satellite Business Village, Fleming Way, Crawley, West Sussex shown edged red on Plan as described in the Superior Lease

“Rent Payment Dates”	25 March, 24 June, 29 September and 25 December

“Review Dates”	the expiration of each five years of the term granted by the Superior Lease

“Service Charge”	an amount equivalent to the sums payable by the Landlord (as tenant) under clause 3(7) of the Superior Lease

“Services”	the services provided by the Superior Landlord to, and for the benefit of the tenants and occupiers of the Business Village under clause 3(7) of the Superior lease

“Superior Landlord”	the landlord for the time being of the Superior Lease

“Superior Landlord’s	the obligations in the Superior Lease to be

Covenants”	observed by the Superior Landlord

“Superior Lease”	the lease by virtue of which the Landlord holds the Property, which is dated 12 April 1988 made between Rosehaugh Estates plc (1) Check Technology Limited (2) and Check Technology Corporation (3) and any documents made supplemental to it

“Superior Rent”	the rent payable by the Landlord under clause 2 of the Superior Lease

“Tenant’s Covenants”	the obligations in this Lease, which include the obligations contained in the Incorporated Terms, to be observed by the Tenant

“VAT”	value added tax chargeable under the Value

Added Tax Act 1994 or any similar replacement or

additional tax

“1954 Act”	Landlord and Tenant Act 1954

1.2	For the purposes of this Lease only, references to the landlord and tenant in the Superior Lease shall be read as references to the Landlord and Tenant in this Lease and matters in the Superior Lease requiring the consent or approval of the Superior Landlord, shall also require the consent of the Landlord on the same terms.

2	GRANT

2.1	The Landlord lets with full title guarantee the Property to the Tenant for the Contractual Term at the rents reserved

2.2	The matters excepted and reserved by the Superior Lease for the benefit of the Superior Landlord are excepted and reserved for the benefit of the Landlord and the Superior Landlord by this Lease.

2.3	The Landlord reserves the right to enter onto the Property, with or without workmen and equipment, for any purpose necessary to enable the Landlord to comply with its covenants under the Superior Lease whether or not:

2.3.1	the obligation to comply with the relevant covenants has been imposed upon the Tenant by the terms of this Lease;

2.3.2	the Tenant is in breach of the relevant covenants

2.4	This grant is made on the terms of this Lease which include the Incorporated Terms as if they were set out in full in this Lease

2.5	The Tenant covenants to comply with the Tenant’s Covenants.

2.6	The grant is made with the Tenant paying the following as rent to the Landlord:

2.6.1	the Annual rent;

2.6.2	the Service Charge;

2.6.3	the Insurance Rent;

2.6.4	the Additional Sums;

2.6.5	all interest payable under this Lease; and

2.6.6	any other sums due under this Lease

3	THE ANNUAL RENT

3.1	The Tenant shall pay the Annual Rent by four equal installments in advance on or before the Rent Payment Dates. The payments shall be made by banker’s standing order or by any other method that the Landlord requires at any time by giving notice to the Tenant

3.2	The first installment of the Annual Rent shall be made on the date of this Lease and shall be the proportion, calculated on a daily basis, in respect of the period from the date of this lease until the date before the next Rent Payment Date

4	REVIEW OF THE ANNUAL RENT

On each Review Date the Annual Rent shall be reviewed so that the rent payable under this Lease shall be an amount equivalent to the Superior Rent as reviewed and payable under the Superior Lease

5.	INSURANCE

5.1	In addition to the insurance Rent payable by the Tenant in respect of the Insured Risks the Landlord may also insure:

5.1.1	three year’s loss of Annual Rent to the extent that the Annual Rent exceeds the Superior Rent;

5.1.2	against its public liability in respect of the Property

5.2	The Tenant shall pay to the Landlord on demand:

5.2.1	the Insurance Rent; and

5.2.2	the sums expended by the Landlord in complying with clause 5.1

5.3	The Landlord shall be entitled to retain for itself any agency fee or other commission paid or allowed by the insurers

6	SERVICE CHARGE AND ADDITIONAL SUMS

The Tenant shall pay to the Landlord on demand:

6.1	the Service Charge;

6.2	the Additional Sums; and

6.3	any other sums due under this Lease

7	VAT

7.1	All sums payable by the Tenant, whether reserved as rent under this Lease or otherwise, are exclusive of any VAT that may be chargeable. The Tenant shall pay VAT in respect of all taxable supplies made to it in connection with this Lease on the due date for making any payment or, if earlier, the date on which that supply is made for VAT purposes

7.2	Every obligation on the Tenant under or in connection with this lease to pay, refund or indemnify the Landlord or any other person in respect of any money or against any liability includes an obligation to pay, refund or indemnify that person against any VAT, or an amount equal to any VAT, that may be chargeable in respect of that sum

8	NO DEDUCTION, COUNTERCLAIM OR SET-OFF

The Annual Rent and all other sums due under this Lease shall be paid by the Tenant or any guarantor (as the case may be) without deduction, counterclaim or set-off

9	CONSENTS

Where the consent or approval of the Landlord is required to any act or thing under this Lease the following shall apply:

9.1	If it is a requirement of the Superior Lease that the consent or approval of the Superior Landlord is required to the act or thing it shall be a condition precedent that the consent of the Superior Landlord is also obtained to the act or thing; and

9.2	the Landlord shall, at the cost of the Tenant, use all reasonable endeavors to obtain the consent or approval of the Superior Landlord where this is a requirement of the Superior Lease and where the Landlord is under an obligation not to unreasonably withhold its consent to the act or thing for which consent or approval is sought; and

9.3	In this Lease references to the consent or approval of the Superior Landlord shall include references to the consent or approval of any other party from whom the Superior Landlord is obliged to obtain consent or approval

10	ALIENATION

The Tenant shall not assign, underlet, charge, part with possession or share occupation of the whole or any part of the Property

11	RETURNING THE PROPERTY TO THE LANDLORD

At the end of the term, the Tenant shall return the Property to the Landlord in the condition required by this Lease

12	USE

The Tenant shall not use the Property for any purpose other than the Permitted Use

13	INDEMNITY

The Tenant shall keep the Landlord indemnified against all expenses, costs, claims, damage and loss (including any diminution in the value of the Landlord’s interest in any neighbouring property) arising from any breach of the Tenant’s Covenants, or any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents or any other person on the Property or any areas over which the Tenant has rights under this Lease with the actual or implied authority of any of them

14	LANDLORD’S COVENANTS

14.1	The Landlord covenants with the Tenant, that, so long as the Tenant pays the rents reserved by this Lease and complies with its obligations in this Lease, the Tenant shall have quiet enjoyment of the Property without any lawful interruption by the Landlord or any person claiming under the Landlord or by title paramount

14.2	Subject to the Tenant paying the rents reserved by this Lease and observing the Tenant’s Covenants the Landlord shall pay the rents reserved by the Superior Lease

15	GUARANTEE AND INDEMNITY

15.1	The provisions of the Schedule apply

15.2	If any of the events mentioned in clause 3(26) of the Superior Lease occurs in relation to a guarantor that is a corporation, or if any of the events mentioned in clause 3(26) of the Superior Lease occurs in relation to one or more individuals that is a guarantor or if one or more of those individuals dies or becomes incapable of managing its affairs the Tenant shall, if the Landlord requests, procure that a person of standing acceptable to the Landlord enters into a replacement or additional guarantee and indemnity of the tenant covenants of this Lease in the same form as that entered into by the former guarantor

15.3	For so long as any guarantor remains liable to the Landlord, the Tenant shall, if the Landlord requests, procure that such guarantor joins in any consent or approval required under this Lease and consents to any variation of the tenant covenants of this Lease

16	LIABILITY

16.1	At any time when the Landlord, the Tenant to a guarantor is more than one person, then in each case those persons shall be jointly and severally liable for their respective obligations arising by virtue of this Lease. The Landlord may release or compromise the liability of any one of those persons or grant any time or concession to any one of them without affecting the liability of any other of them

16.2	The obligations of the Tenant and any guarantor arising by virtue of this Lease are owed to the Landlord and the obligations of the Landlord are owed to the Tenant

16.3	In any case where the facts are or should reasonably be known to the Tenant, the Landlord shall not be liable to the Tenant for any failure of the Landlord to perform any landlord covenant in this Lease unless and until the Tenant has given the Landlord notice of the facts that give rise to the failure and the Landlord has not remedied the failure within a reasonable time

17	ENTIRE AGREEMENT AND EXCLUSION OF REPRESENTATIONS

17.1	This deed constitutes the entire agreement and understanding of the parties relating to the transaction contemplated by the grant of this deed and supersedes any previous agreement between the parties relating to the transaction

17.2	The Tenant and the Guarantor acknowledge that in entering into this Lease they have neither relied on, nor shall have any remedy in respect of, any statement or representation made by or on behalf of the Landlord

17.3	Nothing in this clause shall, however, operate to limit or exclude any liability for fraud

18	GOVERNING LAW AND JURISDICTION

18.1	This Lease shall be governed by and construed in accordance with the law of England and Wales

18.2	The Landlord, the Tenant, the Guarantor and any other guarantor irrevocably agree to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this Lease or the legal relationships established by it

19	EXCLUSION OF SECTIONS 24-28 OF THE 1954 ACT

19.1	The parties confirm that:

19.1.1	the Landlord served a notice on the Tenant, as required by section 38A(3)(a) of the 1954 Act, applying to the tenancy created by this Lease, before this Lease was entered into (a certified copy of which notice is annexed to this Lease);

19.1.2	David Dalton, who was duly authorized by the Tenant to do so made a statutory declaration dated 18 May 2007 in accordance with the requirements of section 38A(3)(b) of the 1954 Act (a certified copy of which statutory declaration is annexed to this Lease); and

19.1.3	there is no agreement for underlease to which this Lease gives effect

19.2	The parties agree that the provisions of sections 24 to 28 of the 1954 Act are excluded in relation to the tenancy created by this Lease

19.3	The parties confirm that:

19.3.1	the Landlord served a notice on the Guarantor, as required by section 38A(3)(a) of the 1954 Act, applying to the tenancy to be entered into by the Guarantor pursuant to paragraph 4 of the Schedule, before this lease was entered into (a certified copy of which notice is annexed to this lease); and

19.3.2	David Dalton, who was duly authorized by the Guarantor to do so, made a statutory declaration dated 18 May 2007 in accordance with the requirements of section 38A(3)(b) of the 1954 Act (a certified copy of which statutory declaration is annexed to this Lease)

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

No term of this Lease shall be enforceable under the Contracts (Right of Third Parties) Act 1999 by a third party [but this does not affect any right or remedy of a third party which exists or is available apart from under that Act

21	LANDLORD AND TENANT (COVENANTS) ACT 1995

This Lease creates a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995

IN WITNESS this lease has been executed and delivered as a Deed by the parties on the date first above written

THE SCHEDULE

Guarantee and Indemnity

1	GUARANTEE AND INDEMNITY

1.1	The Guarantor guarantees to the Landlord that the Tenant shall:

1.1.1	pay the rents reserved by this Lease and observe and perform the tenant covenants of this Lease and that if the Tenant fails to pay any of those rents or to observe or perform any of those tenant covenants, the Guarantor shall pay or observe and perform them; and

1.1.2	observe and perform any obligations the Tenant enters into in an authorised guarantee agreement made in respect of this Lease (the “Authorised Guarantee Agreement”) and that if the Tenant fails to do so, the Guarantor shall observe and perform those obligations

1.2	The Guarantor covenants with the Landlord as a separate and independent primary obligation to indemnify the Landlord against any failure by the Tenant:

1.2.1	to pay any of the rents reserved by this Lease or any failure to observe of perform any of the tenant covenants of this Lease; and

1.2.2	to observe or perform any of the obligations the Tenant enters into in the Authorised Guarantee Agreement

2.	GUARANTOR’S LIABILITY

2.1	The liability of the Guarantor under paragraphs 1.1(a) and 1.2(a) shall continue until the end of the term, or until the Tenant is released from the tenant covenants of this Lease by virtue of the Landlord and Tenant (Covenants) Act 1995, if earlier

2.2	The liability of the Guarantor shall not be affected by:

2.2.1	any time or indulgence granted by the Landlord to the Tenant; or

2.2.2	any delay or forbearance by the Landlord in enforcing the payment of any of the rents or the observance or performance of any of the tenant covenants of this Lease (or the Tenant’s obligations under the Authorised Guarantee Agreement) or in making any demand in respect of any of them; or

2.2.3	any refusal by the Landlord to accept any rent or other payment due under this Lease where the Landlord believes that the acceptance of such rent or payment may prejudice its ability to re-enter the Property; or

2.2.4	the Landlord exercising any right or remedy against the Tenant for any failure to pay the rents reserved by this Lease or to observe or perform the tenant covenants of this Lease (or the Tenant’s obligations under the Authorised Guarantee Agreement); or

2.2.5	the Landlord taking any action or refraining from taking any action in connection with any other security held by the Landlord in respect of

The Tenant’s liability to pay the rents reserved by this Lease or observe and perform the tenant covenants of the lease (or the Tenant’s obligations under the Authorised Guarantee Agreement) including the release of any such security; or

2.2.6	a release or compromise of the liability of any one of the persons who is the Guarantor, or the grant of any time or concession to any one of them; or

2.2.7	any legal limitation or disability on the Tenant or any invalidity or irregularity of any of the tenant covenants of the lease (or the Tenant’s obligations under the Authorised Guarantee Agreement) or any unenforceability of any of them against the Tenant; or

2.2.8	the Tenant being dissolved, or being struck off the register or companies or otherwise ceasing to exist, or, if the Tenant is an individual, by the Tenant dying or becoming incapable or managing its affairs; or

2.2.9	without prejudice to paragraph 4, the disclaimer of the Tenant’s liability under this Lease or the forfeiture of this Lease; or

2.2.10	the surrender of part of the Property, except that the Guarantor shall not be under any liability in relation to the surrendered part in respect of any period after the surrender, or by any other act of omission except an express written release of the Guarantor by the Landlord

2.3	The liability of each of the persons making up the Guarantor is joint and several

2.4	Any sum payable by the Guarantor shall be paid without any deduction, set-off or counter-claim against the Landlord or the Tenant

3	VARIATIONS AND SUPPLEMENTAL DOCUMENTS

3.1	The Guarantor shall, at the request of the Landlord, join in and give its consent to the terms of any consent, approval, variation or other document that may be entered into by the Tenant in connection with this Lease (or the Authorised Guarantee Agreement)

3.2	The Guarantor shall not be released by any variation of the rents reserved by, or the tenant covenants in, this Lease (or the Tenant’s obligations under the Authorised Guarantee Agreement) whether or not:

3.2.1	the variation is material or prejudicial to the Guarantor; or

3.2.2	the variation is made in any document; or

3.2.3	the Guarantor has consented, in writing or otherwise, to the variation

3.3	The liability of the Guarantor shall apply to the rents reserved by and the tenant covenants in this Lease (and the Tenant’s obligations under the Authorised Guarantee Agreement) as varied except to the extent that the liability of the Guarantor is affected by section 18 of the Landlord and Tenant (Covenants) Act 1955

4	GUARANTOR TO TAKE A NEW UNDERLEASE OR MAKE PAYMENT

4.1	If this Lease is forfeited or the liability of the Tenant under this Lease is disclaimed and the Landlord gives the Guarantor notice not later than six months after the forfeiture or the Landlord having received notice of the disclaimer, the Guarantor shall enter into a new underlease of the Property on the terms set out in paragraph 4.2

4.2	The rights and obligations under the new underlease shall take effect from the date of the forfeiture or disclaimer and the new underlease shall:

4.2.1	be granted subject to the right of any person to have this Lease vested in them by the court and to the terms on which any such order may be made and subject to the rights of any third party existing at the date of the grant;

4.2.2	be for a term that expires at the same date as the end of the Contractual Term of this Lease had there been no forfeiture or disclaimer;

4.2.3	reserve as an initial annual rent an amount equal to the Annual Rent payable under this Lease at the date of the forfeiture or disclaimer or which would be payable but for any abatement or suspension of the Annual Rent or restriction on the right to collect it (subject to paragraph 5) and which is subject to review on the same terms and dates provided by this Lease;

4.2.4	be excluded from sections 24 to 28 of the 1954 Act; and

4.2.5	otherwise be on the same terms as this Lease (as varied if there has been any variation)

4.3	The Guarantor shall pay the Landlord’s solicitors’ reasonable and proper costs and disbursements (on a full indemnity basis) and any VAT in respect of them in relation to the new underlease and shall execute and deliver to the Landlord a counterpart of the new underlease within one month after service of the Landlord’s notice

4.4	The grant of a new underlease and its acceptance by the Guarantor shall be without prejudice to any other rights which the Landlord may have against the Guarantor or against any other person or in respect of any other security that the Landlord may have in connection with this Lease

4.5	The Landlord may, instead of giving the Guarantor notice pursuant to paragraph 4.1 but in the same circumstances and within the same time limit, require the Guarantor to pay an amount equal to six months Annual Rent and the Guarantor shall pay that amount on demand

5	RENT AT THE DATE OF FORFEITURE OR DISCLAIMER

If at the date of the forfeiture or disclaimer there is a rent review pending under this Lease, then the initial annual rent to be reserved by the new lease shall be the greater of:

5.1.1	the Annual Rent previously payable (or which would have been payable but for any abatement or suspension of the Annual Rent or restriction on the right to collect it) under the lease prior to forfeiture or disclaimer; and

5.1.2	the open market rent of the Property at the relevant Review Date, as determined by the Landlord before the grant of the new lease

6	PAYMENTS IN GROSS AND RESTRICTIONS ON THE GUARANTOR

6.1	Any payment or dividend that the Landlord receives from the Tenant (or its estate) or any other person in connection with any insolvency proceedings or arrangement involving the Tenant shall be taken and applied as a payment in gross and shall not prejudice the right of the Landlord to recover from the Guarantor to the full extent of the obligations that are the subject of this guarantee and indemnity

6.2	The Guarantor shall not claim in competition with the Landlord in any insolvency proceedings or arrangement of the Tenant in respect of any payment made by the Guarantor pursuant to this guarantee and indemnity. If it otherwise receives any money in such proceedings or arrangement, it shall hold that money on trust for the Landlord to the extent of its liability to the Landlord

6.3	The Guarantor shall not, without the consent of the Landlord, exercise any right or remedy that it may have (whether against the Tenant or any other person) in respect of any amount paid or other obligation performed by the Guarantor under this guarantee and indemnity unless and until all the obligations of the Guarantor under this guarantee and indemnity have been fully performed

7	OTHER SECURITIES

7.1	This guarantee and indemnity is in addition to any other security that the Landlord may at any time hold from the Guarantor or the Tenant or any other person in respect of the liability of the Tenant to pay the rents reserved by this Lease and to observe and perform the tenant covenants of this Lease. It shall not merge in or be affected by any other security

7.2	The Guarantor shall not be entitled to claim or participate in any other security held by the Landlord in respect of the liability of the Tenant to pay the rents reserved by this Lease or to observe and perform the tenant covenants of this Lease

EXECUTED AS A DEED BY	)
DELPHAX TECHNOLOGIES LIMITED	)
acting by	)

Director	/s/ I.Jaggard

Director/Secretary	/s/ G.Fisher
For and on behalf of ABOGADO NOMINEES LIMITED

EXECUTED AS A DEED BY	)
AFRISO EUROGAUGE LIMITED	)
acting by	)

Director

Director/Secretary

SIGNED AS A DEED for and on behalf of	)
AFRISO-WERK GEORG FRITZ GmbH &	)
CO. KG by Dipl.VW Elmar Fritz, the director	)
of AFRISO-WERK GEORGE FRITZ GmbH &	)
Co.KG	)

EXECUTED AS A DEED BY	)
DELPHAX TECHNOLOGIES LIMITED	)
acting by	)

Director

Director/Secretary

EXECUTED AS A DEED BY	)
AFRISO EUROGAUGE LIMITED	)
acting by	)

Director	/s/ D.Dalton

Secretary	/s/ Simon K Cox Company

SIGNED AS A DEED for and on behalf of	)
AFRISO-WERK GEORG FRITZ GmbH &	)
CO. KG by Dipl.VW Elmar Fritz, the director	)
of AFRISO-WERK GEORGE FRITZ GmbH &	)
Co.KG	)

/s/ E.Fritz